Inventories	12 Months Ended
Dec. 31, 2024
Inventory [Abstract]
Inventories
The components of inventories at December 31, 2024 and December 31, 2023 are as follows:

	2024	2023

Finished goods	$85,161	$63,809
Spare parts	60,948	61,833
Work in process	41,050	32,823
Raw materials	29,522	22,641
Manufacturing supplies and other	10,957	8,883
Total Inventory	$227,638	$189,989

Allowances for the write-downs of inventories to net realizable value were $1,633 and $816 as of December 31, 2024 and 2023, respectively. Further, the reversals of write-downs of inventories to net realizable value totaled $1,239 during 2024 and $1,611 for 2023 due to improved production efficiencies during the periods.